UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

December 22, 2010

Date of Report (Date of earliest event reported)

General Growth Properties, Inc. (f/k/a New GGP, Inc.)

(Exact name of registrant as specified in its charter)

Delaware	1-34948	27-2963337
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

110 N. Wacker Drive, Chicago, Illinois	60606
(Address of principal executive offices)	(Zip Code)

(312) 960-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported, Sandeep Mathrani is currently serving as a consultant to General Growth Properties, Inc. (the “Company”) until his appointment as the Chief Executive Officer of the Company becomes effective on January 17, 2011.  The Board of Directors, therefore, determined that the services of Adam Metz and Tom Nolan, who served as Chief Executive Officer and President and Chief Operating Officer, respectively, of the Company through the completed Chapter 11 restructuring, were no longer required and their employment with the Company ended on December 22, 2010.  Mr. Metz also has resigned from the Company’s Board of Directors as of such date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL GROWTH PROPERTIES, INC.

/s/ Edmund Hoyt
Name:	Edmund Hoyt
Title:	Senior Vice President and Chief
Accounting Officer

Date: December 22, 2010